UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 23, 2009

OCCIDENTAL PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9210	95-4035997
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10889 Wilshire Boulevard Los Angeles, California	90024
(Address of principal executive offices)	(ZIP code)

Registrant’s telephone number, including area code:

(310) 208-8800

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02.  Results of Operations and Financial Condition

On July 23, 2009, Occidental Petroleum Corporation released information regarding its results of operations for the three and six months ended June 30, 2009. The exhibits to this Form 8-K and the information set forth in this Item 2.02 are being furnished pursuant to Item 2.02, Results of Operations and Financial Condition. The full text of the press release is attached to this report as Exhibit 99.1. The full text of the speeches given by Dr. Ray R. Irani and Stephen I. Chazen are attached to this report as Exhibit 99.2. Investor Relations Supplemental Schedules are attached to this report as Exhibit 99.3. Earnings Conference Call Slides are attached to this report as Exhibit 99.4. Forward-Looking Statements Disclosure for Earnings Release Presentation Materials are attached to this report as Exhibit 99.5.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

99.1	Press release dated July 23, 2009.

99.2	Full text of speeches given by Dr. Ray R. Irani and Stephen I. Chazen.

99.3	Investor Relations Supplemental Schedules.

99.4	Earnings Conference Call Slides.

99.5	Forward-Looking Statements Disclosure for Earnings Release Presentation Materials.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCCIDENTAL PETROLEUM CORPORATION
(Registrant)

DATE: July 23, 2009	/s/ ROY PINECI
Roy Pineci, Vice President, Controller and Principal Accounting Officer

EXHIBIT INDEX

99.1	Press release dated July 23, 2009.

99.2	Full text of speeches given by Dr. Ray R. Irani and Stephen I. Chazen.

99.3	Investor Relations Supplemental Schedules.

99.4	Earnings Conference Call Slides.

99.5	Forward-Looking Statements Disclosure for Earnings Release Presentation Materials.